UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2006 (September 18, 2006)

LIFEPOINT HOSPITALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51251	20-1538254
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

103 Powell Court, Suite 200
Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)
(615) 372-8500
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX

Section 1 Registrant’s Business and Operations
      Item 1.01. Entry into a Material Definitive Agreement.
On September 19, 2006, the Board of Directors (the “Board of Directors”) of LifePoint Hospitals, Inc. (the “Company”), upon recommendation of the Compensation Committee (the “Compensation Committee”) of the Board of Directors, approved annual compensation payable to Owen G. Shell, Jr., the Company’s non-executive Chairman of the Board of Directors, and to William F. Carpenter III, the Company’s President and Chief Executive Officer. Effective as of June 26, 2006, Mr. Shell will receive $125,000 for serving as the non-executive Chairman of the Board of Directors in addition to the annual cash retainer of $75,000 for serving as a director. Mr. Shell will also receive a one-time payment of $50,000 in consideration of his contributions during the transition period of the Company’s Chief Executive Officer. Effective as of June 26, 2006, the annual cash compensation payable to Mr. Carpenter will be $725,000.
On September 18, 2006, the Compensation Committee approved an equity grant to Mr. Carpenter of 18,000 restricted stock awards and 35,000 nonqualified stock options pursuant to the Company’s Amended and Restated Long-Term Incentive Plan. In addition to requiring continued service as an employee through December 31, 2008, the vesting of the restricted stock awards granted to Mr. Carpenter requires the realization of certain predetermined amounts of either annual revenue or annual pre-tax income (expressed as “EBITDA”) for the 2006, 2007 or 2008 fiscal years. In the event that the shares do not vest because the performance conditions are not met, the award will be forfeited. The nonqualified stock options granted to Mr. Carpenter vest in three equal annual installments on the first, second and third anniversaries of the date of grant.
The Compensation Committee has previously designated Mr. Carpenter as an executive officer who is eligible to receive an annual bonus under the LifePoint Hospitals, Inc. Executive Performance Incentive Plan (the “Performance Plan”) for the 2006 fiscal year. The amount of the annual bonus award for Mr. Carpenter for fiscal 2006 will be based on the achievement of certain predetermined performance targets related to the Company’s annual revenue and annual EBITDA, subject to reduction by the Compensation Committee, in its discretion pursuant to the terms of the Performance Plan.
Section 9 Financial Statements and Exhibits.
      Item 9.01. Financial Statements and Exhibits.
                    (d) Exhibits.

10.1	Amended and Restated 1998 Long-Term Incentive Plan incorporated by reference from exhibits to the Current Report on Form 8-K of LifePoint Hospitals, Inc., File No. 000-51251, filed July 7, 2005;
10.2
Form of LifePoint Hospital’s Inc. Restricted Stock Award Agreement incorporated by reference from exhibits to the Quarterly Report on Form 10-Q of LifePoint Hospitals, Inc. for the quarter ended June 30, 2005, File No. 000-51251;

10.3
Form of LifePoint Hospital’s Inc. Nonqualified Stock Option Agreement incorporated by reference from exhibits to the Quarterly Report on Form 10-Q of LifePoint Hospitals, Inc. for the quarter ended June 30, 2005, File No. 000-51251; and

10.4
LifePoint Hospitals, Inc. Executive Performance Incentive Plan incorporated by reference from Appendix C to the Proxy Statement of Historic LifePoint Hospitals, Inc., File No. 000-29818, filed April 28, 2004.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2006	LIFEPOINT HOSPITALS, INC.
	By:	/s/ Paul D. Gilbert
Paul D. Gilbert
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits
10.1	Amended and Restated 1998 Long-Term Incentive Plan incorporated by reference from exhibits to the Current Report on Form 8-K of LifePoint Hospitals, Inc., File No. 000-51251, filed July 7, 2005;
10.2
Form of LifePoint Hospital’s Inc. Restricted Stock Award Agreement incorporated by reference from exhibits to the Quarterly Report on Form 10-Q of LifePoint Hospitals, Inc. for the quarter ended June 30, 2005, File No. 000-51251;

10.3
Form of LifePoint Hospital’s Inc. Nonqualified Stock Option Agreement incorporated by reference from exhibits to the Quarterly Report on Form 10-Q of LifePoint Hospitals, Inc. for the quarter ended June 30, 2005, File No. 000-51251; and

10.4
LifePoint Hospitals, Inc. Executive Performance Incentive Plan incorporated by reference from Appendix C to the Proxy Statement of Historic LifePoint Hospitals, Inc., File No. 000-29818, filed April 28, 2004.